EXHIBIT 99.3

PCTEL, INC

Pro Forma Financial Statements

PCTEL, Inc.

UNAUDITED CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

(in thousands, except per share data)

The unaudited condensed consolidated pro forma financial statements include the financial statement information for PCTEL, Inc. (PCTEL) and TelWorx. TelWorx includes the condensed consolidated financial results of TelWorx Communications, LLC, TelWorx U.K. Limited, TowerWorx LLC and TowerWorx International, Inc. Scronce Real Estate LLC is not included in the unaudited condensed consolidated pro forma financial statements.

The unaudited condensed consolidated pro forma balance sheet combines the condensed consolidated balance sheet of PCTEL as of June 30, 2012 and the balance sheet of TelWorx, giving effect to the acquisition as if it had occurred June 30, 2012. The unaudited pro forma consolidated financial information has been prepared using the purchase method of accounting in which the total cost of the TelWorx acquisition is allocated to the tangible and intangible assets acquired and liabilities assumed based on their estimated fair values at the date of acquisition. This allocation has been done on a preliminary basis and is subject to change pending final determination of fair values for the acquired assets and assumed liabilities and a final analysis of the total purchase price paid, including direct costs of the acquisition. The adjustments included in the unaudited condensed consolidated pro forma financial statements represent the preliminary determination of such adjustments based upon currently available information. Accordingly, the actual fair value of the assets acquired, liabilities assumed and the related adjustments may differ from those reflected in this Current Report on Form 8-K/A.

The unaudited condensed consolidated pro forma statement of operations for the year ended June 30, 2012 combines the condensed consolidated statement of operations of PCTEL for the six months ended June 30, 2012 and the unaudited condensed consolidated statements of operations for TelWorx for the six months ended June 30, 2012 as if the acquisition had occurred on January 1, 2012.

The unaudited condensed consolidated pro forma statement of operations for the year ended December 31, 2011 combines the condensed consolidated statement of operations of PCTEL for the year ended December 31, 2011 and the audited condensed consolidated statements of operations for TelWorx for the year ended December 31, 2011 as if the merger had occurred on January 1, 2011.

No pro forma effects have been given to any operational or other synergies that may be realized from the TelWorx acquisition. The unaudited pro forma condensed consolidated financial information is based on the estimates and assumptions described in the notes to the unaudited condensed consolidated pro forma financial statements.

The unaudited condensed consolidated pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that might have been achieved had the transaction occurred as of an earlier date, and they are not necessarily indicative of future operating results or financial position. These pro forma amounts do not, therefore, project PCTEL’s financial position or results of operations for any future date or period. The accompanying unaudited condensed consolidated pro forma financial information should be read in conjunction with the historical financial statements and the related notes thereto of PCTEL, which are included in its Annual Report on Form 10-K and its Quarterly Reports on Forms 10-Q, as well as other financial information included elsewhere in this Current Report on Form 8-K/A.

PCTEL, INC.

CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET (Unaudited)

June 30, 2012

(in thousands, except share data)

	PCTEL, Inc. (as Reported)	TelWorx		Proforma Adjustments		PCTEL, Inc. (Pro Forma)
ASSETS
Cash and cash equivalents	$27,790					$11,790
Short-term investment securities	37,174	0		(16,000	)(b)	37,174
Accounts receivable, net of allowance for doubtful accounts of $120 at June 30, 2012	14,578	1,566	(a)	0		16,144
Inventories, net	13,728	1,752	(a)	74	(a)	15,554
Deferred tax assets, net	896	0		0		896
Prepaid expenses and other assets	1,288	0		0		1,288

Total current assets	95,454	3,318		(15,926)		82,846
Property and equipment, net	14,116	593	(a)	355	(a)	14,354
Long-term investment securities	1,054	0		0		1,054
Goodwill	161	0		9,385	(a)	9,546
Intangible assets, net	7,842	0		5,318	(a)	13,160
Deferred tax assets, net	8,831	0		0		8,831
Other noncurrent assets	1,501	0		0		1,501

TOTAL ASSETS	$128,959	$3,911		($1,578)		$131,292

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$6,278	$1,347	(a)	$0		$7,625
Accrued liabilities	4,200	12	(a)	974	(b)	5,186

Total current liabilities	10,478	1,359		974		12,811
Long-term liabilities	2,409	0		0		2,409

Total liabilities	12,887	1,359		974		15,220

Redeemable equity	800	0		0		800
Stockholders’ equity:
Common stock, $0.001 par value, 100,000,000 shares authorized, 18,481,607 shares issued and outstanding at June 30, 2012	18	0		0		18
Additional paid-in capital	137,865	0		0		137,865
Accumulated deficit	(23,251)	2,552		(2,552)		(23,251)
Accumulated other comprehensive income	109	0		0		109

Total stockholders’ equity of PCTEL, Inc.	114,741	2,552		(2,552)		114,741
Noncontrolling interest	531	0		0		531

Total equity	115,272	2,552		(2,552)		115,272

TOTAL LIABILITIES AND EQUITY	$128,959	$3,911		($1,578)		$131,292

* see accompanying footnotes to the pro forma financial statements

PCTEL, INC.

CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS (Unaudited)

Year Ended December 31,2011

(in thousands, except per share data)

	PCTEL, Inc. (as Reported)	TelWorx	Proforma Adjustments	PCTEL, Inc. (Pro Forma)
REVENUES	$76,844	$18,118	$0	$94,962
COST OF REVENUES	40,982	13,229	74 (c)	54,285

GROSS PROFIT	35,862	4,889	(74)	40,677

OPERATING EXPENSES:
Research and development	11,912	0	0	11,912
Sales and marketing	10,492	2,407	0	12,899
General and administrative	10,799	731	0	11,530
Amortization of intangible assets	2,795	0	1,430 (d)	4,225
Restructuring charges	117	0	0	117

Total operating expenses	36,115	3,138	1,430	40,683

OPERATING INCOME (LOSS)	(253)	1,751	(1,504)	(6)
Other income (expense), net	358	(301)	142 (e)	199

INCOME (LOSS) BEFORE INCOME TAXES	105	1,450	(1,362)	193
Expense (benefit) for income taxes	216	0	0	216

NET INCOME (LOSS)	(111)	1,450	(1,362)	(23)
Less: Net loss attributable to noncontrolling interests	(1,158)	0	0	(1,158)

NET INCOME (LOSS) ATTRIBUTABLE TO PCTEL, INC.	$1,047	$1,450	($1,362)	$1,135
Less: adjustments to redemption value of noncontrolling interests	(863)	0	0	(863)

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$184	$1,450	($1,362)	$272

Basic Earnings per Share:
Net income (loss) available to common shareholders	$0.01			$0.02
Diluted Earnings per Share:
Net income (loss) available to common shareholders	$0.01			$0.02
Weighted average shares—Basic	17,186			17,186
Weighted average shares—Diluted	17,739			17,739

* see accompanying footnotes to the pro forma financial statements

PCTEL, INC.

CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS (Unaudited)

Six Months Ended June 30, 2012

(in thousands, except per share data)

	PCTEL, Inc. (as Reported)	TelWorx	Proforma Adjustments	PCTEL, Inc. (Pro Forma)
REVENUES	$37,154	$7,739	$0	$44,893
COST OF REVENUES	21,306	6,009	0	27,318

GROSS PROFIT	15,848	1,730	0	17,575

OPERATING EXPENSES:
Research and development	5,596	0	0	5,596
Sales and marketing	5,096	1,049	0	6,145
General and administrative	5,407	480	0	5,887
Amortization of intangible assets	1,490	0	715 (d)	2,205

Total operating expenses	17,589	1,529	715	19,833

OPERATING INCOME (LOSS)	(1,741)	201	(715)	(2,255)
Other income (expense), net	114	(83)	51 (e)	82

INCOME (LOSS) BEFORE INCOME TAXES	(1,627)	118	(664)	(2,173)
Expense (benefit) for income taxes	(379)	0	0	(379)

NET INCOME (LOSS)	(1,248)	118	(664)	(1,794)
Less: Net loss attributable to noncontrolling interests	(687)	0	0	(687)

NET INCOME (LOSS) ATTRIBUTABLE TO PCTEL, INC.	($561)	$118	($664)	($1,107)
Less: adjustments to redemption value of noncontrolling interests	(648)	0	0	(648)

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	($1,209)	$118	($664)	($1,755)

Basic Earnings per Share:
Net loss available to common shareholders	($0.07)			($0.10)
Diluted Earnings per Share:
Net loss available to common shareholders	($0.07)			($0.10)
Weighted average shares—Basic	17,317			17,317
Weighted average shares—Diluted	17,317			17,317

* see accompanying footnotes to the pro forma financial statements

PCTEL, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED

(in thousands)

(a)	To record the TelWorx Communications, LLC (“TelWorx”) transaction based on PCTEL, Inc.’s (“the Company”) initial allocation of the purchase price of $17.0 million. Allocation of assets include $1.8 million for inventories, $1.6 million for accounts receivable, $0.2 million for fixed assets, $5.3 million for amortizable intangible assets including customer relationships, trade names, intellectual property, and non-compete agreements, and $9.4 million of goodwill. Liabilities recorded in the transaction include $1.3 million of accounts payable and accrued liabilities. All assets and liabilities have been stated at their preliminary fair value. The Company is currently in the process of completing the fair value determination process. The final fair value by the Company may differ from the allocation reflected herein.
(b)	To record, cash of $16.0 million used to fund the acquisition of TelWorx and to record contingent consideration $1.0 million.
(c)	To record the sale of inventory costs which were grossed up to fair value at the acquisition date.
(d)	To record the amortization of intangible assets.
(e)	To record the reduction of interest income of $30 for the six months ended June 30, 2012 and $60 for the year ended December 31, 2011, and to remove the interest expense of $81 for the six months ended June 30, 2012, and $202 for the year ended December 31, 2011. The adjustment for interest income relates to the cash used for the acquisition. The interest expense relates to expense incurred by TelWorx for its lines of credit and other debt.